UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     October 27, 2008 (October
                                                      -------------------------
                                                      15, 2008)
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                          Prepaid Card Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

          Nevada                  000-53270               76-0222016
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(State or other jurisdiction     (Commission          (I. R. S. Employer
     of incorporation)           File Number)          Identification No.)

     18500 Von Karman, Suite 530 Irvine, CA               92612
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     (Address of principal executive offices)          (Zip Code)

Issuer's telephone number, including area code   877-237-6260 x 110
                                               --------------------

                                      N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT  OF  CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective October 16, 2008, John Weber, Jr. resigned as Vice President of Finance and principal financial officer of Prepaid Card Holdings, Inc (the "Company"). Subsequent to his resignation, the Company has agreed to engage Mr. Weber as a consultant to the Company. Mr. Weber will head the Company's Accounting Advisory Board.

In connection with his resignation, Mr. Weber did not advise the company of any disagreement with the Company's operations, policies or practices.

Bruce A. Berman, the Company's Chief Executive Officer, will be the Company's principal financial officer. Mr. Berman will not be paid any additional compensation for his duties as principal financial officer.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PREPAID CARD HOLDINGS, INC.
                                   (Registrant)

Dated: October 23, 2008            By: \s\ Bruce A. Berman
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                                   Bruce A. Berman
                                   Chief Executive Officer